U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (Earliest Event reported): January 17, 2001

                             MONOGRAM PICTURES, INC.
            (exact name of registrant as specified in its charter)

                      (FORMERLY e Personnel Management.com)
                           (FORMERLY DEFINITION, LTD.)


           NEVADA                                   75-2293489
 (State or other jurisdiction of                   (IRS Employer
 incorporation organization)                       Identification No.)

                    120 St. Croix Avenue, Cocoa Beach, FL 32931
          (Address of principal executive offices, including zip code)

                                  (321) 799-3842
               (Issuer's telephone number, including area code)


ITEM 1.  Changes in Control of Registrant
None

ITEM 2.  Acquisition or Disposition of Assets
None

ITEM 3.  Bankruptcy or Receivership
None

ITEM 4.  Changes in Registrant's Certifying Accountant
None

ITEM 5.  Other Events
None

ITEM 6.  Resignations of Registrant's Directors

         At a Board Meeting held January 17, 2001, Charles A. Cohen resigned as Director and Chief Financial Officer. Kennethn A. Mason was then elected Director and Chief Financial Officer.

ITEM 7.  Financial Statements and Exhibits
None

ITEM 8.  Change in Fiscal Year
None

ITEM 9.  Sale of Equity Securitites Pursuant to Regulation S.
None

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2001                   MONOGRAM PICTURES, INC.
                                           (FORMERLY e Personnel Management.com)
                                           (FORMERLY DEFINITION, LTD.)


                                           /s/ CHARLES R. KIEFNER
                                           ----------------------
                                           Charles R. Kiefner
                                           Director